Hanlon Managed Income Fund

Class A	HANAX
Class C	HANCX
Class I	HANIX
Class R	HANRX

A Series of Two Roads Shared Trust

Supplement dated August 3, 2021
to the Prospectus and Statement of Additional Information (SAI) each dated November 30, 2020

The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded, based upon the recommendation of Hanlon Investment Management, Inc., that it is in the best interests of the Hanlon Managed Income Fund (the “Fund”) and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board of Trustees, the Fund will be liquidated and dissolved on or about August 27, 2021.

The Fund is closed to all new investments as of August 3, 2021. On or about the close of business on August 27, 2021, the Fund will distribute pro rata all of its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled. The Fund will no longer pursue its stated investment objective. The Plan provides that the Fund will begin liquidating its portfolio as soon as is reasonable and practicable.

Prior to August 27, 2021, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, whether as a result of a redemption that you initiate or upon the final liquidating distribution by the Fund, based on the difference between the amount you receive and your tax basis in your shares. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO AUGUST 27, 2021 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

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This Supplement should be read in conjunction with the Fund’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated November 30, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling 1-844-828-3212.